Exhibit 23.1
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 12, 2002, included in this Form 10-K for the year ended December 31, 2001, into the Company's previously filed Registration Statement on Form S-8 (File No. 333-50096).



/s/ ARTHUR ANDERSEN LLP


Houston, Texas
March 28, 2002